Exhibit 10.3
J.P.Morgan
April 14, 2009
Delta Petroleum Corporation
370 17th Street, Suite 4300
Denver, Colorado 80202

Attention:	Mr. Kevin K. Nanke
Chief Financial Officer

Re:	Second Amended and Restated Credit Agreement dated as of November 3, 2008 (as amended prior to the date hereof, including pursuant to that certain First Amendment to Second Amended and Restated Credit Agreement dated March 2, 2009 (the “First Amendment”), the “Credit Agreement”) between, among others, Delta Petroleum Corporation (“Borrower”) and JPMorgan Chase Bank, N.A. as administrative agent for the Banks (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the First Amendment.
Gentlemen:
Reference is made to the First Amendment pursuant to which, among other things, the Administrative Agent (on behalf of the Banks) and the Banks agreed to forbear from exercising their rights and remedies arising as a result of the Specified Defaults. Pursuant to the terms and conditions of the First Amendment, (a) the Forbearance Period Termination Date is currently April 15, 2009, and (b) Borrower is required to consummate the Interim Issuance in order for the Forbearance Period Termination Date to be automatically extended to May 15, 2009. Borrower has not consummated the Interim Issuance and has requested that the Administrative Agent (on behalf of the Banks) and the Banks amend the definition of “Forbearance Period Termination Date” to extend the current Forbearance Period Termination Date from April 15, 2009 to May 1, 2009.
Subject to the terms and conditions set forth herein, the Administrative Agent (on behalf of the Banks) and the Banks hereby agree to such request and together with the Borrower agree that the definition of “Forbearance Period Termination Date” contained in Section 1 of the First Amendment is hereby amended to delete the first and third references therein to “April 15, 2009” and replace each such reference with “May 1, 2009”. Borrower and the Banks further agree that if Borrower consummates the Equity Issuance in satisfaction of Section 9.1 of the First Amendment on or prior to May 1, 2009 and without utilizing an Interim Issuance, then the Equity Issuance Net Proceeds thereof will be applied in accordance with Section 9.1(a)(i), (ii) and (iii) of the First Amendment.
The Administrative Agent (on behalf of the Banks) and the Banks hereby agree, so long as no Forbearance Period Termination Event shall have occurred, to forbear until the Forbearance Period Termination Date (as extended by this letter) from exercising their rights and remedies arising as a result of the Specified Defaults. The terms and conditions of the First Amendment, including, without limitation, Section 3 of the First Amendment, are incorporated herein.
Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this letter, including, but not limited to, fees and expenses of counsel to the Administrative Agent. The extension of the Forbearance Period Termination Date pursuant to the terms and conditions of this letter is a one-time extension, and nothing contained herein shall obligate the Administrative Agent or the Banks to grant any additional or future extension, amendment, waiver or modification of or to, or in connection with, any provision of the First Amendment, the Credit Agreement or any other Loan Paper.
This letter shall be effective automatically upon receipt by the Administrative Agent of executed counterparts hereof from Borrower, each other Credit Party (as defined in the Credit Agreement) indicated on the signature pages hereto and the Majority Banks (as defined in the Credit Agreement). This letter may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions shall be effective as originals. This letter shall be governed by, and construed in accordance with, the laws of the State of Texas.
Please acknowledge your agreement with the terms and conditions of this letter by signing a copy hereof where indicated and returning a fully executed counterpart to Erec Winandy, counsel for Administrative Agent, via facsimile number (214) 999-7756 or via electronic e-mail at ewinandy@velaw.com, with four (4) originals delivered to Erec Winandy via overnight delivery at: Vinson & Elkins L.L.P., 2001 Ross Avenue, Suite 3700, Dallas, Texas 75201.
[Signatures Follow]

Sincerely, JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Brian Orlando
Brian Orlando,
Vice President

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

ACKNOWLEDGED AND AGREED TO BY: BORROWER: DELTA PETROLEUM CORPORATION, a Delaware corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

CREDIT PARTIES: DELTA EXPLORATION COMPANY, INC., a Colorado corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

PIPER PETROLEUM COMPANY, a Colorado corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

CASTLE TEXAS EXPLORATION LIMITED PARTNERSHIP, a Texas limited partnership By: Delta Petroleum Corporation, a Delaware corporation, its general partner
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DPCA LLC, a Delaware limited liability company
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DELTA PIPELINE, LLC, a Colorado limited liability company By: Delta Petroleum Corporation, a Delaware corporation, its sole manager and sole member
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DELTA RISK MANAGEMENT, LLC, a Colorado limited liability company By: Delta Petroleum Corporation, a Delaware corporation, its sole manager and sole member
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: JPMORGAN CHASE BANK, N.A.
By:	/s/ Brian Orlando
Brian Orlando,
Vice President

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: BANK OF MONTREAL
By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

By:	/s/ Valerie Shapiro
	Name:	Valerie Shapiro
	Title:	Vice President

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: BANK OF OKLAHOMA, N.A.
By:
Name:
Title:

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: NATIXIS (f.k.a. Natexis Banques Populaires)
By:
Name:
Title:

By:
Name:
Title:
Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: BARCLAYS BANK PLC
By:	/s/ Maria Lund
	Name:	Maria Lund
	Title:	Vice President

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: BANK OF SCOTLAND
By:
Name:
Title:

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION

BANK: CAPITAL ONE, NATIONAL ASSOCIATION
By:	/s/ Wes Fontana
	Name:	Wes Fontana
	Title:	Assistant Vice President

Signature Page
Letter Agreement Dated April 14, 2009
DELTA PETROLEUM CORPORATION